SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 31, 2006
STURM, RUGER & COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-10435	06-0633559
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT	06890
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code (203) 259-7843
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     On February 1, 2006, the Company issued a press release regarding the resignation of Joseph C. Strasser, Rear Admiral, U.S.N. (Ret.) as a Director of the Company, effective immediately. A copy of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.
     On January 31, 2006 the Board of Directors of the Company adopted a resolution to decrease the number of directors from seven to six. The full text of the resolution is attached as Exhibit 99.2 to this Current Report on
Form 8-K and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
Exhibit No.   Description

99.1	Press release of Sturm, Ruger & Company, Inc. dated February 1, 2006, regarding the resignation of Joseph Strasser, Rear Admiral, U.S.N. (Ret.) as Director of the Company.

99.2	Resolution of the Board of Directors of Sturm, Ruger & Company, Inc. adopted by the Board of Directors on January 31, 2006 to decrease the number of directors from seven to six.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUM, RUGER & COMPANY, INC.

By:	/s/ THOMAS A. DINEEN

Name: Thomas A. Dineen Title: Principal Financial Officer, Treasurer and Chief Financial Officer
Dated:  February 1, 2006

2